EZCORP Announces Private Offering of $175,000,000 of Convertible Senior Notes Due 2029
Austin, Texas (December 7, 2022) - EZCORP, Inc. (NASDAQ: EZPW) (the “Company”), a leading provider of pawn transactions in the United States and Latin America, announced today that it intends to offer, subject to market conditions and other factors, $175,000,000 aggregate principal amount of its convertible senior notes due 2029 (the “Convertible Notes”) in a private offering to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”). The Company expects to grant the initial purchasers an option to purchase, for settlement within a 13-day period from, and including, the date on which the Convertible Notes are first issued, up to an additional $25,000,000 aggregate principal amount of Convertible Notes. The Convertible Notes are expected to pay interest semiannually in arrears and will be convertible into cash, shares of the Company’s Class A common stock or a combination thereof, at the Company’s election. The Convertible Notes will mature on December 15, 2029, unless earlier converted, redeemed or repurchased in accordance with their terms prior to such date. Prior to June 15, 2029, the Convertible Notes will be convertible at the option of the holder only upon the occurrence of certain events and during certain periods, and thereafter, will be convertible at the option of the holder at any time prior to the close of business on the business day immediately preceding the maturity date. The interest rate, initial conversion rate, repurchase rights and other terms of the Convertible Notes will be determined at the time of pricing of the offering.

The Company expects to use up to the full net proceeds from the offering of Convertible Notes to repurchase a portion of its outstanding 2.875% Convertible Senior Notes Due 2024 (the “2024 Convertible Notes”) and/or 2.375% Convertible Senior Notes Due 2025 (the “2025 Convertible Notes” and, together with the 2024 Convertible Notes, the “Existing Convertible Notes”) as described below. The Company may also use a portion of the net proceeds from the offering of the Convertible Notes to repurchase for cash shares of its Class A common stock concurrently with the offering of Convertible Notes as described below. The Company intends to use any excess proceeds for general corporate purposes, and may also use all or a portion of the remaining net proceeds from the offering to repurchase other shares of its Class A common stock from time to time, and/or to repurchase, redeem or otherwise retire its indebtedness (including, without limitation, its Existing Convertible Notes) from time to time.

Contemporaneously with the pricing of the Convertible Notes in the offering, the Company expects to enter into separate, privately negotiated transactions (the “concurrent note repurchases”) with one or more holders of the Existing Convertible Notes to repurchase a portion of the 2024 Convertible Notes and/or the 2025 Convertible Notes. In addition, the Company may, from time to time, repurchase, redeem or otherwise retire additional Existing Convertible Notes. The terms of the concurrent note repurchases are anticipated to be individually negotiated with one or more holders of the Existing Convertible Notes and will depend on several factors, including the market price of the Company’s Class A common stock and the trading price of the Existing Convertible Notes at the time of each such concurrent note repurchase. The concurrent note repurchases are not conditioned upon the completion of the offering, nor is the completion of the offering conditioned upon the concurrent note repurchases. No assurance can be given as to how much, if any, of the Existing Convertible Notes will be repurchased or the terms on which they will be repurchased.

The Company expects that certain holders of the Existing Convertible Notes that the Company agrees to repurchase that have hedged their equity price risk with respect to such Existing Convertible Notes will, concurrently with or shortly after the pricing of the Convertible Notes, unwind all or part of their hedge positions in respect of their Existing Convertible Notes subject to such repurchase by buying the Company’s Class A common stock and/or entering into or unwinding various derivative transactions with respect to the Company’s Class A common stock. Any repurchase of the Existing Convertible Notes and the potential related market activities by holders of the Existing Convertible Notes participating in the concurrent note repurchases could increase (or reduce the size of any decrease in) the market price of the Company’s Class A common stock, which may affect the trading price of the Convertible Notes at that time and may result in a higher effective conversion price of the Convertible Notes. The Company cannot predict the magnitude of such market activity or the overall effect it will have on the price of the Convertible Notes or the Company’s Class A common stock.

In addition, concurrently with the offering of the Convertible Notes, the Company may use a portion of the net proceeds from the offering to repurchase for cash shares of its Class A common stock from purchasers of Convertible Notes in the offering in privately negotiated transactions effected with or through one of the initial purchasers or its affiliate (the “concurrent share repurchases”). The Company expects the purchase price per share of its Class A common stock repurchased in such concurrent share repurchases to equal the closing sale price per share of the Company’s Class A common stock on the Nasdaq Global Select Market on the date on which the offering of Convertible Notes prices. These repurchases could increase, or prevent a decrease in, the market price of the Company’s Class A common stock. In the case of the repurchases effected concurrently with the offering, this activity could increase, or prevent a decrease in, the market price of the Company’s Class A common stock or the Convertible Notes concurrently with, or shortly after, the pricing of the Convertible Notes, and could result in a higher effective conversion price for the Convertible Notes. No assurance can be given as to the size, if any, of such repurchases.

This press release is neither an offer to sell nor a solicitation of an offer to buy any securities, nor will there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

The Convertible Notes and any shares of the Company’s Class A common stock issuable upon conversion of the Convertible Notes have not been registered under the Securities Act, or the securities laws of any other jurisdiction, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The offering is being made to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This announcement contains certain forward-looking statements regarding the Company’s strategy, initiatives and expected performance. These statements are based on the Company’s current expectations as to the outcome and timing of future events. All statements, other than statements of historical facts, including all statements regarding the proposed offering of the Convertible Notes and any concurrent note repurchases or concurrent share repurchases, that address activities or results that the Company plans, expects, believes, projects, estimates or anticipates will, should or may occur in the future, including future capital expenditures and future financial or operating results, are forward-looking statements. Actual results for future periods may differ materially from those expressed or implied by these forward-looking statements due to a number of uncertainties and other factors, including operating risks, liquidity risks, legislative or regulatory developments, market factors, current or future litigation and risks associated with the COVID-19 pandemic. For a discussion of these and other factors affecting the Company’s business and prospects, see the Company’s annual, quarterly and other reports filed with the Securities and Exchange Commission. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

ABOUT EZCORP
Formed in 1989, EZCORP has grown into a leading provider of pawn transactions in the United States and Latin America. It also sells merchandise, primarily collateral forfeited from pawn operations and pre-owned merchandise purchased from customers. We are dedicated to satisfying the short-term cash needs of consumers who are both cash and credit constrained, focusing on an industry-leading customer experience. EZCORP is traded on the NASDAQ stock market under the symbol EZPW and is a member of the S&P 1000 Index and NASDAQ Composite Index.

Contact:
Email: Investor_Relations@ezcorp.com
Phone: (512) 314-2220

Jean Marie Young
Managing Director, Three Part Advisors
Three Part Advisors
Email: jyoung@threepa.com
Phone: (631) 418-4339